Exhibit 10.1

                              CONSULTING AGREEMENT

THIS AGREEMENT, made this 10 day of November 2004, hereafter the "Execution Date", by and Zkid Network Company, OTCBB Zkid, hereinafter "the Company" and M.
C. Limberger hereafter the "Consultant", sometimes jointly referred to as the "Parties".


WHEREAS, the Company desires to obtain Consultant's services in connection with the Company's business affairs and Consultant is willing to undertake to provide such services as hereinafter fury set forth;


AND WHEREAS, the Consultant has substantial experience in the areas of media consulting, the identification and negotiation of mergers and acquisitions and public relations;

                                   WITNESSETH

 NOW THEREFORE, the parties agree as follows:

1. TERM: The term of this Consulting Agreement shall be for a 52 week period commencing upon the Execution Date and signature herein by the parties.

2. NATURE OF SERVICES:   During   the term of this  Agreement  Consultant  shall
provide, inter alia, marketing and supportive services.

3. IT IS AGREED that the Consultant's services will not include any services that constitute the rendering of legal opinions or performance of work that is in the ordinary purview of a certified public accountant or any work that is the ordinary purview of a registered broker/dealer. Further the Consultant's services will not include anything that would be construed as being in connection with the offer or sale of securities in a capital raising transaction or directly or indirectly promoting or maintaining a market far the Company's securities.

4. COMPENSATlON: Upon execution of this Agreement, the Company shall deliver or cause to be delivered two million (2,000,000) shares of the Company's common stock to Consultant; such shares to be delivered without restriction in the name(s) designated by the Consultant.


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          with respect to the subject  matter  hereof,  and  supersede all other negotiations, understandings and representations (if any) made by and between such parties.

          c. By signing this Agreement, the Company admits to having no prior knowledge of any pending SEC or NASD investigations into the trading of the securities of the Company or the activities of the Company;

          d. Any controversy or claim arising out of or related to this Agreement shall be settled by arbitration in accordance with the rules and under the auspices of the American Arbitration Association; and any arbitration shall he conducted in the city of Las Vegas in the State of Nevada.

          IN WITNESS WHEREOF, the authorized representatives of the parties hereto have executed this Agreement as of the Execution Date set forth above.


COMPANY

BY:  /s/ Donald Weisberg
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Name: Donald Weisberg
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Title: CEO
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CONSUULTANT

By:  /s/ Markus C. Limberger
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Name: Markus C. Limberger
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Title: Consultant
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